MERRILL LYNCH
DISCIPLINED
EQUITY FUND, INC.



FUND LOGO



Annual Report

May 31, 2000



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Disciplined Equity Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.


Worldwide
Investments
As of 5/31/00

                                         Percent of
Ten Largest Holdings                     Net Assets

Tyco International Ltd.                       6.1%
Fiserv, Inc.                                  4.8
Sybron International Corporation              4.0
Pfizer Inc.                                   3.9
Lowe's Companies, Inc.                        3.9
American Power Conversion Corporation         3.8
Electronic Data Systems Corporation           2.9
Masco Corporation                             2.9
Federal Home Loan Mortgage Association        2.6
Computer Sciences Corporation                 2.6


                                         Percent of
Breakdown of Stocks by Country           Net Assets

United States                                95.1%
Canada                                        1.2
Ireland                                       0.9
Singapore                                     0.6


                                         Percent of
Ten Largest Industries                   Net Assets

Technology                                    23.3%
Healthcare                                    16.4
Financial Services                            15.4
Capital Equipment                             13.3
Consumer--Products & Services                  9.4
Consumer--Products                             8.6
Communications                                 3.3
Publishing                                     1.7
Energy                                         1.5
Electronic Components                          1.4



Merrill Lynch Disciplined Equity Fund, Inc., May 31, 2000


DEAR SHAREHOLDER


Investment Environment
Since the beginning of the year, market volatility has increased dramatically and has become an additional cost in achieving investment returns. During volatile periods, investors can easily lose sight of basic trends. Opinions quickly shift from too much optimism to too much bearishness. A whipsaw effect develops that tends to leave most investors taking too many losses over too short a period of time. Based on the conditions that have caused this increase in volatility, we believe the likelihood of it continuing through the year is quite high. The gross overvaluation in about one-third of the market, coupled with undervaluation in broad sectors of the market, is contributing to this manic-depressive type of trading frenzy. However, even while the volatility causes considerable noise, basic market trends appear to be mixed, despite positive cash flows going into the market during the first four months of the year. This is not a particularly welcome investment sign.

Our economy continues to be strong. Retail sales are robust and income growth is healthy. More importantly, production schedules are in line with retail expansion so that inventory/sales ratios are still well maintained. Market trends appear to have had little or no impact on consumption. Historically, stock market declines have not had great impact on consumption until the decline is significant and prolonged and followed by a recessionary environment. Inflation in the first quarter ran excessively high relative to past trends; when food and energy are included, the rate is alarming. The core rate of inflation ran at a little over 3%. The ripple effect from rising energy costs is being felt, and energy prices are holding up stubbornly. A robust economy may support this trend further and inflation will continue to expand. Many manufacturers have hedged commodity price increases this year; however, if there is no relief in commodity price trends next year, manufacturers could be forced to raise prices by 3% - 5%. The Federal Reserve Board is obviously aware of this and recognizes that the best way to get commodity price and inflation expectations down is to slow the economy by continuing to raise interest rates. Unfortunately, it may require much higher interest rates than foreseen.

Undoubtedly, investors believe that the Federal Reserve Board intends to slow the economy and stop the inflationary pressures that are building, and that interest rates will continue to rise until that slowdown is apparent. Rising interest rates have historically been a severe negative to very high price/earnings issues. The economy remains strong, and the cash flows generated help offset the negativism created by a tightening monetary policy. Clearly, the risks remain the same. Interest rates will continue to rise until an economic slowdown is clearly visible. Most importantly, we have to remember that the seasonal flows of funds going into the market are now receding and interest rate increases lie ahead. Basic trends are down and are likely to continue that way for a while.

Fiscal Year in Review
Since inception (June 25, 1999) through May 31, 2000, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +5.90%, +4.90%, +4.80% and +5.60%, respectively. This compares to the +9.26% total return for the unmanaged Standard & Poor's 500 (S&P
500) Index and the +10.98% total return for the unmanaged Russell 1000 Index during the same period. The Lipper Multi Cap Core Average had a total return of +7.74% from the period June 30, 1999 to May 31, 2000. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

Since the Fund's inception in late June 1999, the environment for equity investing has been one of the most difficult and chaotic in recent memory. Massive crosscurrents of tighter monetary policy, strong corporate earnings trends, increased scrutiny of corporate accounting, year 2000 computer worries, accelerating mutual fund cash flows and rampant speculation in emerging growth sectors all collided, causing sharp swings in sentiment during the period. Our consistent adherence to core philosophies allowed the Fund to weather the storm and perform creditably, despite the fact that for the better part of the nine months ended in mid-March of this year, equity markets were exceedingly narrow and extraordinarily inhospitable to any investor with a valuation discipline.

Starting in mid-year 1999, tighter monetary policy by the Federal Reserve Board and strong corporate earnings, especially in the technology area, stimulated a major sentiment shift. Valuations in defensive areas such as consumer, financial and health care declined and those in high-growth areas exploded. The trends accelerated, aided by major new cash flowing into aggressive growth mutual funds and out of more conservative funds. Given the Fund's focus on consistent proven growth at reasonable valuations, the backdrop was challenging. While most of our companies performed at or close to expectations, any minor shortfalls were penalized severely, especially in the mid cap area. There were few positive offsets available to us in our buyable universe (below a 25% premium to the prevailing market average price/earnings multiple).

Our strategy in this environment was to find those stocks that fell within our parameters in the technology group and give them large weights. Stocks such as Symbol Technologies, Inc., ADC Telecommunications, Inc., American Power Conversion Corporation and Computer Sciences Corporation all served to positively offset some of the Fund's core defensive holdings that languished. For the most part, we retained weights in defensive areas and added weight to the health care area where our stock selection, led by Forest Laboratories, Inc. and Warner-Lambert Company, was good. We sold several of these stocks after strong performance on valuation grounds.

A major opportunity during the fiscal period emerged when stocks of companies that employ acquisition and consolidation as a primary business strategy became severely depressed in response to worries over the quality of their accounting practices. Tyco International Ltd., a core hold-ing, as well as Masco Corporation, Danaher Corporation, Sybron International Corporation, Cardinal Health, Inc. and SPX Corporation, declined because of this concern. We used this weakness to add significantly to our positions, with Tyco International becoming the Fund's largest holding by the end of 1999.

The adverse trends continued until mid-March, when they abruptly and sharply reversed. At that point, the markets began rewarding growth at reasonable valuations again, and the Fund's relative performance improved substantially.


Portfolio Matters
For the six months ended May 31, 2000, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +11.59%, +11.01%, +10.90% and +11.39%, respectively. This compares to the +2.9% total return of the unmanaged S&P 500 Index, the +4.20% of the unmanaged Russell 1000 Index and the +6.37% for the Lipper Multi Cap Core Average during the same period.

The highly speculative environment that endured through the end of 1999 and into the beginning of this year reversed in March. The Fund's positions in financial, healthcare, consumer and computer services stocks held or gained ground, while large stocks in the broader market, primarily highly valued technology companies, saw their prices deflate substantially. In addition, most of the Fund's top holdings, which by design represent a significant portion of total assets, performed very well. In general, our addition to core positions on weakness in early 2000 paid off handsomely toward the end of the period. (For a complete listing of the Fund's ten largest holdings, see page 1 of this report to shareholders.)

While there were no major sector shifts during the period, there was a modest shift away from consumer staples and financials and into healthcare. We began to trim large holdings as their prices emerged from depressed levels, specifically Tyco International, Fiserv, Inc., Sybron International and American Power Conversion. Large positions in strong performers such as ADC Telecommunications, Symbol Technologies and Forest Laboratories, Inc. were sold outright early in the period when we viewed their valuations as too high. In addition, we reduced our large positions in Federal Home Loan Mortgage Association and Federal National Mortgage Association as political risks may hamper valuations for an extended period.

New positions during the period included pharmaceutical stocks such as Pfizer Inc., ALZA Corporation, Elan Corporation PLC and Biovail Corporation; telecommunications equipment stock, Tellabs, Inc.; computer service company, Electronic Data Systems Corporation; and industrial companies, SPX and Martin Marietta Materials, Inc.

Overall, we are comfortable with the valuations on our core holdings and that the environment for defensive growth stocks whose earnings grow consistently at 15% - 20% will improve as monetary policy becomes more neutral and corporate earnings growth slows to a more modest pace. While the valuation spread between emerging growth and traditional growth stocks has narrowed in the last two months, we believe there are many opportunities still to be exploited, especially in the mid cap area.


In Conclusion
We thank you for your investment in Merrill Lynch Disciplined Equity Fund, Inc., and we look forward to reviewing our investment strategy with you again in our upcoming semi-annual report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(George H. Burwell)
George H. Burwell
Senior Vice President and
Portfolio Manager


June 23, 2000




Merrill Lynch Disciplined Equity Fund, Inc., May 31, 2000


PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Total Return
Based on a
$10,000
Investment

A line graph illustrating the growth of Class A and Class B
Shares in comparison to the Russell 1000 Index++

                                     6/25/99**      5/00

ML Disciplined Equity Fund, Inc.++-
Class A Shares*                      $ 9,475       $10,034


ML Disciplined Equity Fund, Inc.++-
Class B Shares*                      $10,000       $10,090

Russell 1000 Index++                 $10,000       $11,098


A line graph illustrating the growth of Class C and Class D
Shares in comparison to the Russell 1000 Index++

                                     6/25/99**      5/00

ML Disciplined Equity Fund, Inc.++-
Class C Shares*                      $ 9,475       $10,380


ML Disciplined Equity Fund, Inc.++-
Class D Shares*                      $10,000       $10,006

Russell 1000 Index++                 $10,000       $11,098


   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Disciplined Equity Fund invests primarily in income-producing common stocks with a focus on companies likely to experience earnings growth over time.
++++This unmanaged broad-based Index measures the performance of the 1,000 largest US companies in the Russell 3000 Index, based on total market capitalization.


Aggregate
Total
Return
                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class A Shares*

Inception (6/25/99) through 3/31/00        +3.20%         -2.22%

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Inception (6/25/99) through 3/31/00        +2.40%         -1.60%

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (6/25/99) through 3/31/00        +2.40%         +1.40%

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (6/25/99) through 3/31/00        +3.00%         -2.41%

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Recent
Performance
Results*
                                                                         6 Month        Since Inception
As of May 31, 2000                                                     Total Return       Total Return
ML Disciplined Equity Fund, Inc. Class A Shares                           +11.59%            +5.90%
ML Disciplined Equity Fund, Inc. Class B Shares                           +11.01             +4.90
ML Disciplined Equity Fund, Inc. Class C Shares                           +10.90             +4.80
ML Disciplined Equity Fund, Inc. Class D Shares                           +11.39             +5.60

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
 Fund commenced operations on 6/25/99.



Merrill Lynch Disciplined Equity Fund, Inc., May 31, 2000

SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                                            Shares                                                               Percent of
COUNTRY           Industries                 Held                Common Stocks                            Value  Net Assets
Canada            Healthcare               21,500    ++Biovail Corporation                            $  1,015,875     1.2%

                                                       Total Common Stocks in Canada                     1,015,875     1.2

Ireland           Healthcare               20,000    ++Elan Corporation PLC (ADR)(a)                       796,250     0.9

                                                       Total Common Stocks in Ireland                      796,250     0.9

Singapore         Electronic Components     9,000    ++Flextronics International Ltd.                      489,375     0.6

                                                       Total Common Stocks in Singapore                    489,375     0.6

United States     Basic Industries         20,000      Martin Marietta Materials, Inc.                     978,750     1.2

                  Capital Equipment        90,900    ++American Power Conversion Corporation             3,221,269     3.8
                                           43,700      Danaher Corporation                               2,105,794     2.5
                                           20,000      Pall Corporation                                    420,000     0.5
                                            8,000      Symbol Technologies, Inc.                           352,500     0.4
                                          109,500      Tyco International Ltd.                           5,153,344     6.1
                                                                                                      ------------   ------
                                                                                                        11,252,907    13.3

                  Chemicals                24,900      Ecolab Inc.                                         952,425     1.1

                  Communications           15,000      ALLTEL Corporation                                  981,562     1.2
                                           47,800    ++WorldCom, Inc.                                    1,795,488     2.1
                                                                                                      ------------   ------
                                                                                                         2,777,050     3.3

                  Consumer--Products       20,200      Anheuser-Busch Companies, Inc.                    1,565,500     1.8
                                           32,400      Cardinal Health, Inc.                             2,101,950     2.5
                                           58,000    ++The Kroger Co.                                    1,152,750     1.4
                                          123,300      Masco Corporation                                 2,427,469     2.9
                                                                                                      ------------   ------
                                                                                                         7,247,669     8.6

                  Consumer--Products &      6,000    ++CDW Computer Centers, Inc                           699,000     0.8
                  Services                 60,000    ++Cendant Corporation                                 795,000     0.9
                                           15,000      The Interpublic Group of Companies, Inc.            644,062     0.8
                                           33,000      Intimate Brands, Inc.                               777,562     0.9
                                           71,100      Lowe's Companies, Inc.                            3,310,594     3.9
                                           18,000      RadioShack Corporation                              763,875     0.9
                                           20,500      Young & Rubicam Inc.                                978,875     1.2
                                                                                                      ------------   ------
                                                                                                         7,968,968     9.4

                  Electronic Components     6,500    ++Amphenol Corp. (Class A)                            299,000     0.3
                                            6,500    ++Sanmina Corporation                                 413,563     0.5
                                                                                                      ------------   ------
                                                                                                           712,563     0.8

                  Energy                   42,000      Tosco Corporation                                 1,286,250     1.5

                  Financial Services       19,300      AFLAC Incorporated                                  997,569     1.2
                                           12,125      American International Group, Inc.                1,364,820     1.6
                                           14,000    ++The BISYS Group, Inc.                               920,500     1.1
                                           37,300      The Bank of New York Company, Inc.                1,750,769     2.1
                                           30,000      Charter One Financial, Inc.                         682,500     0.8
                                           50,100      Federal Home Loan Mortgage Association            2,229,450     2.6
                                           30,500      Federal National Mortgage Association             1,833,812     2.2
                                            7,600      Marshall & Ilsley Corporation                       368,600     0.4
                                           35,000    ++MetLife, Inc.                                       717,500     0.8
                                           11,000      Providian Financial Corporation                     978,312     1.1
                                            3,000      SEI Investments Company                             420,375     0.5
                                           18,000      Wells Fargo Company                                 814,500     1.0
                                                                                                      ------------   ------
                                                                                                        13,078,707    15.4

                  Healthcare               16,000    ++ALZA Corporation                                    813,000     1.0
                                           27,300      Biomet, Inc.                                        982,800     1.2
                                           24,000      HCA-The Healthcare Corporation                      648,000     0.8
                                           75,000      Pfizer Inc.                                       3,342,187     3.9
                                           44,200      Schering-Plough Corporation                       2,138,175     2.5
                                          107,500    ++Sybron International Corporation                  3,406,406     4.0
                                           17,500    ++Watson Pharmaceuticals, Inc.                        772,188     0.9
                                                                                                      ------------   ------
                                                                                                        12,102,756    14.3

                  Machinery &               9,500    ++SPX Corporation                                   1,000,469     1.2
                  Machine Tools

                  Publishing               30,000      Leggett & Platt, Incorporated                       601,875     0.7
                                           25,000    ++Valassis Communications, Inc.                       825,000     1.0
                                                                                                      ------------   ------
                                                                                                         1,426,875     1.7

                  Technology               62,000    ++Affiliated Computer Services, Inc. (Class A)      2,111,875     2.5
                                            5,000    ++Black Box Corporation                               391,875     0.5
                                           35,000      Computer Associates International, Inc.           1,802,500     2.1
                                           22,700    ++Computer Sciences Corporation                     2,177,781     2.6
                                           40,000    ++Concord EFS, Inc.                                   970,000     1.1
                                           39,000      Electronic Data Systems Corporation               2,508,187     2.9
                                           86,800    ++Fiserv, Inc.                                      4,057,900     4.8
                                            6,000      Intel Corporation                                   748,125     0.9
                                           14,500      International Business Machines Corporation       1,556,031     1.8
                                            9,500    ++Solectron Corporation                               314,094     0.4
                                           39,800    ++Sungard Data Systems Inc.                         1,350,713     1.6
                                           20,000    ++Tellabs, Inc.                                     1,297,500     1.5
                                           10,000    ++Zebra Technologies Corporation (Class A)            480,000     0.6
                                                                                                      ------------   ------
                                                                                                        19,766,581    23.3

                                                       Total Common Stocks in the United States         80,551,970    95.1

                                                       Total Investments in Common Stocks
                                                       (Cost--$76,728,683)                              82,853,470    97.8

                                      Face Amount                Short-Term Securities

                  Commercial       US$  2,376,000      General Motors Acceptance Corp.,
                  Paper*                               6.81% due 6/01/2000                               2,376,000     2.8

                                                       Total Investments in Short-Term Securities
                                                       (Cost--$2,376,000)                                2,376,000     2.8


                  Total Investments (Cost--$79,104,683)                                                 85,229,470   100.6

                  Liabilities in Excess of Other Assets                                                   (485,293)   (0.6)
                                                                                                      ------------   ------
                  Net Assets                                                                          $ 84,744,177   100.0%
                                                                                                      ============   ======


               (a)American Depositary Receipts (ADR).
                 *Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the
                  Fund.
                ++Non-income producing security.


                  See Notes to Financial Statements.





Merrill Lynch Disciplined Equity Fund, Inc., May 31, 2000

STATEMENT OF ASSETS AND LIABILITIES
                    As of May 31, 2000
Assets:             Investments, at value (identified cost--$79,104,683)                                    $ 85,229,470
                    Receivables:
                      Securities sold                                                      $     95,853
                      Capital shares sold                                                        87,538
                      Dividends                                                                  43,625          227,016
                                                                                           ------------
                    Prepaid registration fees and other assets                                                    98,371
                                                                                                            ------------
                    Total assets                                                                              85,554,857
                                                                                                            ------------

Liabilities:        Payables:
                      Custodian bank                                                            311,871
                      Capital shares redeemed                                                   249,171
                      Distributor                                                                62,758
                      Investment adviser                                                         38,450          662,250
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       148,430
                                                                                                            ------------
                    Total liabilities                                                                            810,680
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 84,744,177
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $.10 par value,
Consist of:         100,000,000 shares authorized                                                           $     60,646
                    Class B Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                538,412
                    Class C Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                109,573
                    Class D Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                 98,295
                    Paid-in capital in excess of par                                                          80,069,815
                    Accumulated realized capital loss on investments--net                                     (2,257,351)
                    Unrealized appreciation on investments--net                                                6,124,787
                                                                                                            ------------
                    Net assets                                                                              $ 84,744,177
                                                                                                            ============

Net Asset           Class A--Based on net assets of $6,419,970 and 606,463
Value:                       shares outstanding                                                             $      10.59
                                                                                                            ============
                    Class B--Based on net assets of $56,454,699 and 5,384,121
                             shares outstanding                                                             $      10.49
                                                                                                            ============
                    Class C--Based on net assets of $11,488,281 and 1,095,731
                             shares outstanding                                                             $      10.48
                                                                                                            ============
                    Class D--Based on net assets of $10,381,227 and 982,953
                             shares outstanding                                                             $      10.56
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS

                    For the Period June 25, 1999++ to May 31, 2000
Investment          Dividends (net of $5,715 foreign withholding tax)                                       $    585,678
Income:             Interest and discount earned                                                                 262,691
                                                                                                            ------------
                    Total income                                                                                 848,369
                                                                                                            ------------

Expenses:           Investment advisory fees                                               $    545,462
                    Account maintenance and distribution fees--Class B                          544,680
                    Offering costs                                                              161,496
                    Registration fees                                                           144,406
                    Account maintenance and distribution fees--Class C                          122,386
                    Accounting services                                                          67,984
                    Transfer agent fees--Class B                                                 59,568
                    Directors' fees and expenses                                                 52,344
                    Professional fees                                                            42,773
                    Account maintenance fees--Class D                                            27,139
                    Custodian fees                                                               21,904
                    Transfer agent fees--Class C                                                 14,273
                    Transfer agent fees--Class D                                                  9,681
                    Printing and shareholder reports                                              9,590
                    Transfer agent fees--Class A                                                  5,639
                    Pricing fees                                                                  1,455
                    Other                                                                         7,971
                                                                                           ------------
                    Total expenses                                                                             1,838,751
                                                                                                            ------------
                    Investment loss--net                                                                        (990,382)
                                                                                                            ------------

Realized &          Realized loss from investment income--net                                (2,257,351)
Unrealized          Unrealized appreciation on investments--net                               6,124,787
Gain (Loss) on                                                                             ------------
Investments--Net:   Net realized and unrealized gain on investments                                            3,867,436
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $  2,877,054
                                                                                                            ============
                  ++Commencement of operations.

                    See Notes to Financial Statements.


Merrill Lynch Disciplined Equity Fund, Inc., May 31, 2000

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                          For the Period
                                                                                                         June 25, 1999++
                    Increase (Decrease) in Net Assets:                                                   to May 31, 2000
Operations:         Investment loss--net                                                                    $   (990,382)
                    Realized loss on investments--net                                                         (2,257,351)
                    Unrealized appreciation on investments--net                                                6,124,787
                                                                                                            ------------
                    Net increase in net assets resulting from operations                                       2,877,054
                                                                                                            ------------

Capital Share       Net increase in net assets derived from capital share transactions                        81,767,123
                                                                                                            ------------

Transactions:
Net Assets:         Total increase in net assets                                                              84,644,177
                    Beginning of period                                                                          100,000
                                                                                                            ------------
                    End of period                                                                           $ 84,744,177
                                                                                                            ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from
information provided in the financial statements.                                       For the Period
                                                                               June 25, 1999++ to May 31, 2000
Increase (Decrease) in Net Asset Value:                               Class A       Class B       Class C      Class D
Per Share           Net asset value, beginning of period             $    10.00    $    10.00   $    10.00    $    10.00
Operating                                                            ----------    ----------   ----------    ----------
Performance:        Investment loss--net                                   (.03)         (.14)        (.15)         (.06)
                    Realized and unrealized gain on
                    investments--net                                        .62           .63          .63           .62
                                                                     ----------    ----------   ----------    ----------
                    Total from investment operations                        .59           .49          .48           .56
                                                                     ----------    ----------   ----------    ----------
                    Net asset value, end of period                   $    10.59    $    10.49   $    10.48    $    10.56
                                                                     ==========    ==========   ==========    ==========

Total Investment    Based on net asset value per share                    5.90%+++      4.90%+++     4.80%+++      5.60%+++
Return:**                                                            ==========    ==========   ==========    ==========

Ratios to Average   Expenses                                              1.34%*        2.36%*       2.37%*        1.59%*
Net Assets:                                                          ==========    ==========   ==========    ==========
                    Investment loss--net                                  (.31%)*      (1.36%)*     (1.36%)*       (.58%)*
                                                                     ==========    ==========   ==========    ==========

Supplemental        Net assets, end of period (in thousands)         $    6,420    $   56,455   $   11,488    $   10,381
Data:                                                                ==========    ==========   ==========    ==========
                    Portfolio turnover                                  113.76%       113.76%      113.76%       113.76%
                                                                     ==========    ==========   ==========    ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Disciplined Equity Fund, Inc., May 31, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Disciplined Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Prior to commencement of operations on June 25, 1999, the Fund had no operations other than those relating to organizational matters and the issue of 10,000 capital shares of the Fund to Merrill Lynch Asset Management, L.P. ("MLAM") for $100,000 on June 17, 1999. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuations in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from a failed trade that settled the next day.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $990,382 have been reclassified between paid-in captial in excess of par and accumulated net investment loss. These classifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLAM. The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLAM receives monthly compensation at the annual rate of .65% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account     Distribution
                                 Maintenance Fee     Fee

Class B                               .25%          .75%
Class C                               .25%          .75%
Class D                               .25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period June 25, 1999 to May 31, 2000, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       MLFD         MLPF&S

Class A                               $  290       $  2,750
Class D                               $3,904       $576,699


Merrill Lynch Disciplined Equity Fund, Inc., May 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


For the period June 25, 1999 to May 31, 2000, MLPF&S received contingent deferred sales charges of $204,912 and $28,509 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $545 relating to transactions subject to front-end sales charge waivers in Class D Shares.

In addition, MLPF&S received $50,206 in commissions on the execution of portfolio security transactions for the Fund for the period June 25, 1999 to May 31, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PFD, FDS, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period June 25, 1999 to May 31, 2000 were $175,784,138 and $96,798,185, respectively.

Net realized losses for the period June 25, 1999 to May 31, 2000 and net unrealized gains as of May 31, 2000 were as follows:

                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments            $ (2,257,269)  $  6,124,787
Short-term investments                    (82)            --
                                 ------------   ------------
Total                            $ (2,257,351)  $  6,124,787
                                 ============   ============

As of May 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $5,921,614, of which $10,512,623 related to appreciated securities and $4,591,009 related to depreciated securities. At May 31, 2000, the aggregate cost of investments for Federal income tax purposes was $79,307,856.


4. Capital Share Transactions:
The net increase in net assets derived from capital share trans-actions was $81,767,123 for the period June 25, 1999 to May 31, 2000.

Transactions in shares for each class were as follows:

Class A Shares for the Period                       Dollar
June 25, 1999++ to May 31, 2000       Shares        Amount

Shares sold                         1,078,139   $ 10,772,455
Shares redeemed                      (474,176)    (4,505,916)
                                 ------------   ------------
Net increase                          603,963   $  6,266,539
                                 ============   ============

++Prior to June 25, 1999 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.

Class B Shares for the Period                       Dollar
June 25, 1999++ to May 31, 2000       Shares        Amount

Shares sold                         7,163,503   $ 71,279,772
Shares redeemed                    (1,772,672)   (16,826,050)
Automatic conversion of shares         (9,210)       (86,434)
                                 ------------   ------------
Net increase                        5,381,621   $ 54,367,288
                                 ============   ============

++Prior to June 25, 1999 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.

Class C Shares for the Period                       Dollar
June 25, 1999++ to May 31, 2000       Shares        Amount

Shares sold                         1,760,505   $ 17,487,162
Shares redeemed                      (667,274)    (6,283,807)
                                 ------------   ------------
Net increase                        1,093,231   $ 11,203,355
                                 ============   ============

++Prior to June 25, 1999 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.

Class D Shares for the Period                       Dollar
June 25, 1999++ to May 31, 2000       Shares        Amount

Shares sold                         1,589,682   $ 15,787,096
Automatic conversion of shares          9,172         86,434
                                 ------------   ------------
Total issued                        1,598,854     15,873,530
Shares redeemed                      (618,401)    (5,943,589)
                                 ------------   ------------
Net increase                          980,453   $  9,929,941
                                 ============   ============

++Prior to June 25, 1999 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


5. Capital Loss Carryforward:
At May 31, 2000, the Fund had a net capital loss carryforward of approximately $2,054,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Merrill Lynch Disciplined Equity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Disciplined Equity Fund, Inc. as of May 31, 2000, the related statements of operations and changes in net assets and the financial highlights for the period June 25, 1999 (commencement of operations) to May 31, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Disciplined Equity Fund, Inc. as of May 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period June 25, 1999 (commencement of operations) to May 31, 2000 in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
June 27, 2000
</AUDIT-REPORT>



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
George H. Burwell, Senior Vice President and
   Portfolio Manager
Robert C. Doll, Jr., Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
Phillip Gillespie, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863